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                              ARTHUR ANDERSEN LLP

                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 21, 1997 included in Rural/Metro Corporation's Form 10-K for the year ended June 30, 1997 and to all references to our firm included in this registration statement.

                                                            ARTHUR ANDERSEN LLP

Phoenix, Arizona,
September 3, 1998.